                                                                        Ex. 99.1


                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-2




Section 7.3 Indenture                    Distribution Date:         10/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
        $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,773,800.00
            Class B Note Interest Requirement                       170,683.33
            Class C Note Interest Requirement                       279,300.00
                      Total                                       2,223,783.33

       Amount of the distribution allocable to the interest on the Notes per
        $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.50833
            Class B Note Interest Requirement                          1.74167
            Class C Note Interest Requirement                          2.21667

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,176,000,000
            Class B Note Principal Balance                          98,000,000
            Class C Note Principal Balance                         126,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           14,000,000.00

(v)    Required Owner Trust Spread Account Amount                14,000,000.00



                                               By:
                                                      --------------------

                                               Name:  Patricia M. Garvey
                                               Title: Vice President


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